UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2004

Commission file Number: 0-17321

___________

TOR MINERALS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

___________

Delaware	74-2081929
(State or other jurisdiction of corporation)	(I.R.S. Employer Identification No.)

722 Burleson

Corpus Christi, Texas 78402

(Address of principal executive offices and zip code)

(361) 883-5591

(Registrant's telephone number, including area code)

___________

ITEM 5. OTHER EVENTS

The Registrant files herewith the Exhibit listed in Item 7 below.

ITEM 7. EXHIBITS

The attached exhibit is furnished in accordance with 601 of Regulation S-K: 99.1 Press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOR MINERALS INTERNATIONAL, INC. _____________________ (Registrant)

Date: March 5, 2004	RICHARD BOWERS
Richard Bowers President and CEO

Date: March 5, 2004	LAWRENCE W. HAAS
Lawrence W. Haas Treasurer and CFO